Exhibit 99.1

FOR IMMEDIATE RELEASE

B. Riley Financial Reports Second Quarter 2025 Financial Results

Second Quarter 2025 Net Income of $137.5 Million in Line with Previous Estimate of

$120 Million to $140 Million

Second Quarter 2025 Form 10-Q Filed Prior to Nasdaq’s December 23, 2025 Deadline

LOS ANGELES, December 15, 2025 – B. Riley Financial, Inc. (NASDAQ: RILY) (“BRF” or the “Company”), a diversified holding company, today announced the filing of its Quarterly Report on Form 10-Q for the three-month period ended June 30, 2025.

Bryant Riley, Chairman and Co-Chief Executive Officer of BRF, commented: “As previously shared on our August 13th earnings call, we are pleased with the second quarter results as filed, which are in line with filed estimates.

“The significant changes we made to our financial operations practices were critical in enabling the team to successfully file the second quarter Form 10-Q ahead of Nasdaq’s listing compliance deadline. These important changes, coupled with the team’s commitment and perseverance, achieved our objectives.

“We are well positioned to file the third quarter Form 10-Q by the January 20, 2026 deadline established by Nasdaq, which will bring our financial reporting current.”

Second Quarter 2025 Financial Highlights

●	Net income was $137.5 million, which includes gains of $66.8 million on sale of GlassRatner, and gains of $44.5 million on senior note exchanges, compared to a net loss of $(435.6) million in the second quarter 2024.

●	Income from continuing operations was $71.7 million, which includes gains of $44.5 million on senior note exchanges, compared to a loss from continuing operations of $(449.2) million in the second quarter 2024.

●	Income from discontinued operations was $69.3 million, which includes gains of $66.8 million on sale of GlassRatner, compared to $15.4 million in the second quarter 2024.

●	Revenues were $225.3 million, compared to $94.9 million in the second quarter 2024 due to a $(175.6) million loss on fair value adjustments on loans in that same period.

●	Operating adjusted EBITDA (1) from continuing operations was $38.5 million, compared to $31.2 million in the second quarter 2024.

www.brileyfin.com | NASDAQ: RILY	1

●	Total debt was $1.46 billion, with net debt (2) of $824.8 million, compared to $1.77 billion and $1.06 billion, respectively, as of December 31, 2024. The $314 million reduction of total debt was due to a decrease in senior notes payable of $207 million and term loans and notes payable of $107 million.

●	Cash, cash equivalents, and restricted cash was $268.6 million, compared to $247.3 million as of December 31, 2024.

●	Securities and other investments owned were $242.4 million and total investments(3) were $321.6 million, compared to $282.3 million and $432.6 million as of December 31, 2024, respectively.

●	Basic and diluted earnings per common share (EPS) were $4.50 compared to $(14.35) in the second quarter 2024.

About B. Riley Financial

B. Riley Financial Inc. (Nasdaq: RILY), which is changing its name to BRC Group Holdings, Inc. (“BRC”) on January 1, 2026, is a diversified holding company, including financial services, telecom, and retail, and investments in equity, debt and venture capital. Our core financial services platform provides small cap and middle market companies customized end-to-end solutions at every stage of the enterprise life cycle. Our banking business offers comprehensive services in capital markets, sales, trading, research, merchant banking, M&A, and restructuring. Our wealth management business offers wealth management and financial planning services including brokerage, investment management, insurance, and tax preparation. Our telecom businesses provide consumer and business services including traditional, mobile and cloud phone, internet and data, security, and email. Our retail companies provide mobile computing accessories and home furnishings. BRC deploys its capital inside and outside its core financial services platform to generate shareholder value through opportunistic investments. For more information, please visit www.brileyfin.com.

Footnotes

See “Note Regarding Use of Non-GAAP Financial Measures” for further discussion of these non-GAAP terms. For a reconciliation of Operating Revenues, Adjusted EBITDA, and Operating Adjusted EBITDA to the comparable GAAP financial measures, please see the Appendix hereto.

(1) Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) trading gains (losses), net, net of (a) fixed income spread and (b) trading gains attributable to variable rate transactions, (ii) fair value adjustments on loans, (iii) realized and unrealized gains (losses) on investments net of gains attributable to variable rate transactions, and (iv) other investment-related expenses.

(2) Net Debt is defined as the sum of (a) term loans, net, (b) senior notes payable, net, (c) revolving credit facility, and (d) notes payable, net of (i) cash and cash equivalents (ii) restricted cash, (iii) due from clearing brokers net of due to clearing brokers, and (iv) Total Investments.

(3) Total Investments is defined as the sum of (a) securities and other investments owned net of (i) securities sold not yet purchased and (ii) noncontrolling interest related to investments from continuing operations, (b) loans receivable, at fair value net of loan participations sold, and (c) other investments reported in prepaid and other assets.

www.brileyfin.com | NASDAQ: RILY	2

Note Regarding Use of Non-GAAP Financial Measures

Certain of the information set forth herein, including Adjusted EBITDA, Operating Adjusted EBITDA, Investment Adjusted EBITDA, Operating Revenues, Investment Gains (Losses), Total Investments, and Net Debt, may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company’s available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of Adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain or loss on extinguishment of loans, gain on bargain purchase, gain on sale and deconsolidation of businesses, gain on senior note exchange, impairment of goodwill and tradenames, stock-based compensation and transaction and other expenses, (ii) excluding in the case of Operating Adjusted EBITDA, the aforementioned adjustments for adjusted EBITDA as well as trading gains (losses), net, net of fixed income spread and trading gains attributable to variable rate transactions, fair value adjustments on loans, realized and unrealized gains (losses) on investments net of gains attributable to variable rate transactions, and other investment related expenses, (iii) including in the case of Investment Adjusted EBITDA, trading gains (losses), net, net of fixed income spread and trading gains attributable to variable rate transactions, fair value adjustments on loans, realized and unrealized gains (losses) on investments net of gains attributable to variable rate transactions, and other investment related expenses, (iv) excluding in the case of Operating Revenues, trading gains (losses), net and fair value adjustments on loans less fixed income spread and trading gains attributable to variable rate transactions, (v) including in the case of Investment Gains (Losses), the aforementioned excluded items of Operating Revenues, (vi) including in the case of Total Investments, securities and other investments owned net of (a) securities sold not yet purchased and (b) noncontrolling interest related to investments from continuing operations, loans receivable, at fair value net of loan participations sold, and other investments reported in prepaid and other assets, (vii) including in the case of Net Debt, term loans, net, senior notes payable, net, revolving credit facility, and notes payable net of (a) cash and cash equivalents, (b) restricted cash, (c) due from clearing brokers net of due to clearing brokers, and (d) aforementioned included items of Total Investments, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles (“GAAP”). In addition, the Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance, management compensation, capital resources, and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.

Forward-Looking Statements

Statements made in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition, and stock price could be materially negatively affected. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of today’s date. The Company assumes no duty to update forward-looking statements, except as required by law. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s performance or achievements to be materially different from any expected future results, performance, or achievements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the risks described from time to time in the Company’s periodic filings with the SEC, including, without limitation, the risks described in the Company’s 2024 Annual Report on Form 10-K, its Quarterly Report on Form 10-Q for the period ended March 31, 2025 and its Quarterly Report on Form 10-Q for the period ended June 30, 2025 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (as applicable). These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements.

# # #

www.brileyfin.com | NASDAQ: RILY	3

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(Dollars in thousands, except par value)

	June 30,	December 31,
	2025	2024
	(Unaudited)
Assets
Assets
Cash and cash equivalents	$267,388	$146,852
Restricted cash	1,255	100,475
Due from clearing brokers	45,380	30,713
Securities and other investments owned (includes $172,135 and $215,225 at fair value as of June 30, 2025 and December 31, 2024, respectively)	242,352	282,325
Securities borrowed	72,320	43,022
Accounts receivable, net of allowance for credit losses of $6,022 and $6,100 as of June 30, 2025 and December 31, 2024, respectively	61,233	68,653
Due from related parties	185	189
Loans receivable, at fair value (includes $19,370 and $51,902 from related parties as of June 30, 2025 and December 31, 2024, respectively)	48,980	90,103
Prepaid expenses and other assets (includes $75 and $3,449 from related parties as of June 30, 2025 and December 31, 2024, respectively)	219,972	242,916
Operating lease right-of-use assets	40,178	51,509
Property and equipment, net	18,452	18,679
Goodwill	392,687	392,687
Other intangible assets, net	131,320	146,446
Deferred income taxes	1,300	13,598
Assets held for sale	—	84,723
Assets of discontinued operations	2,221	70,373
Total assets	$1,545,223	$1,783,263
Liabilities and Equity (Deficit)
Liabilities
Accounts payable	$35,081	$51,238
Accrued expenses and other liabilities	175,144	185,745
Deferred revenue	53,499	58,148
Deferred income taxes	2,264	5,462
Due to related parties and partners	1,198	3,404
Securities sold not yet purchased	12,347	5,675
Securities loaned	54,588	27,942
Operating lease liabilities	48,714	58,499
Notes payable	—	28,021
Loan participations sold	10,475	6,000
Revolving credit facility	12,075	16,329
Term loans, net	124,584	199,429
Senior notes payable, net	1,323,727	1,530,561
Liabilities held for sale	—	41,505
Liabilities of discontinued operations	830	21,321
Total liabilities	1,854,526	2,239,279

Commitments and contingencies
B. Riley Financial, Inc. equity (deficit):
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; 4,563 issued and outstanding as of June 30, 2025 and December 31, 2024; liquidation preference of $118,112 and $114,082 as of June 30, 2025 and December 31, 2024, respectively	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 30,597,066 and 30,499,931 issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	3	3
Additional paid-in capital	595,432	589,387
Accumulated deficit	(941,243)	(1,070,996)
Accumulated other comprehensive loss	(5,898)	(6,569)
Total B. Riley Financial, Inc. stockholders’ deficit	(351,706)	(488,175)
Noncontrolling interests	42,403	32,159
Total deficit	(309,303)	(456,016)
Total liabilities and deficit	$1,545,223	$1,783,263

www.brileyfin.com | NASDAQ: RILY	4

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

Condensed Consolidated Statement of Operations (Loss)

(Unaudited)

(Dollars in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenues:
Services and fees (includes $5,121, and $3,119 for the three months ended June 30, 2025 and 2024 and $7,849 and $5,398 for the six months ended June 30, 2025 and 2024 from related parties, respectively)	$145,772	$202,909	$304,611	$416,990
Trading gains (losses), net	27,680	(31,321)	11,509	(48,988)
Fair value adjustments on loans (includes $(992) and $(177,618) for the three months ended June 30, 2025 and 2024 and $(3,137) and $(196,743) for the six months ended June 30, 2025 and 2024 from related parties, respectively)	800	(175,582)	(7,296)	(187,783)
Interest income - loans (includes $475 and $13,439 for the three months ended June 30, 2025 and 2024 and $1,171 and $27,403 for the six months ended June 30, 2025 and 2024 from related parties, respectively)	3,853	18,508	7,049	40,643
Interest income - securities lending	2,124	24,798	2,964	62,607
Sale of goods	45,073	55,573	92,528	109,006
Total revenues	225,302	94,885	411,365	392,475
Operating expenses:
Direct cost of services	33,216	58,679	75,916	118,349
Cost of goods sold	35,113	39,758	71,846	78,585
Selling, general and administrative expenses	142,369	178,014	309,757	356,954
Restructuring charge	321	20	321	809
Impairment of goodwill and tradenames	1,500	27,681	1,500	27,681
Interest expense - Securities lending and loan participations sold	1,968	23,313	2,687	58,696
Total operating expenses	214,487	327,465	462,027	641,074
Operating income (loss)	10,815	(232,580)	(50,662)	(248,599)
Other income (expense):
Interest income	492	797	1,978	1,460
Dividend income	122	460	257	3,464
Realized and unrealized gains (losses) on investments	10,216	(155,241)	(4,284)	(190,165)
Change in fair value of financial instruments and other	11,884	—	12,806	—
Gain on sale and deconsolidation of businesses	5,372	—	86,213	314
Gain on senior note exchange	44,454	—	54,986	—
Income from equity investments	25,603	10	25,051	6
(Loss) gain on extinguishment of debt	(10,266)	120	(20,693)	120
Interest expense	(23,952)	(33,534)	(53,916)	(69,199)
Income (loss) from continuing operations before income taxes	74,740	(419,968)	51,736	(502,599)
Provision for income taxes	(3,053)	(29,183)	(11)	(7,853)
Income (loss) from continuing operations	71,687	(449,151)	51,725	(510,452)
Income from discontinued operations, net of income taxes	69,312	15,370	72,707	28,717
Net income (loss)	140,999	(433,781)	124,432	(481,735)
Net Income (loss) attributable to noncontrolling interests	1,528	(177)	(5,064)	1,034
Net income (loss) attributable to B. Riley Financial, Inc.	139,471	(433,604)	129,496	(482,769)
Preferred stock dividends	2,015	2,015	4,030	4,030
Net income (loss) available to common shareholders	$137,456	$(435,619)	$125,466	$(486,799)

Basic income (loss) per common share:
Continuing operations	$2.23	$(14.83)	$1.73	$(17.02)
Discontinued operations	2.27	0.48	2.38	0.89
Basic income (loss) per common share	$4.50	$(14.35)	$4.11	$(16.13)

Diluted income (loss) per common share:
Continuing operations	$2.23	$(14.83)	$1.73	$(17.02)
Discontinued operations	2.27	0.48	2.38	0.89
Diluted income (loss) per common share	$4.50	$(14.35)	$4.11	$(16.13)

Weighted average basic common shares outstanding	30,527,835	30,352,054	30,512,757	30,170,819
Weighted average diluted common shares outstanding	30,527,835	30,352,054	30,512,757	30,170,819

www.brileyfin.com | NASDAQ: RILY	5

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

Adjusted EBITDA and Operating Adjusted EBITDA Reconciliations

(Unaudited)

(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Net income (loss) attributable to B. Riley Financial, Inc.	$139,471	$(433,604)	$129,496	$(482,769)
Income from discontinued operations, net of income taxes	69,312	15,370	72,707	28,717
Net (income) loss attributable to noncontrolling interests	(1,528)	177	5,064	(1,034)
Income (loss) from continuing operations	71,687	(449,151)	51,725	(510,452)
Adjustments:
Net (income) loss from continuing operations attributable to noncontrolling interests	(1,528)	1,018	5,064	1,021
Provision for income taxes	3,053	29,183	11	7,853
Interest expense	23,952	33,534	53,916	69,199
Interest income	(492)	(797)	(1,978)	(1,460)
Share based payments	4,234	5,449	7,580	13,253
Depreciation and amortization	8,648	11,679	18,645	22,693
Restructuring charge	321	20	321	809
Gain on sale and deconsolidation of businesses	(5,372)	—	(86,213)	(314)
Gain on senior note exchange	(44,454)	—	(54,986)	—
Loss (gain) on extinguishment of loans	10,266	(120)	20,693	(120)
Impairment of goodwill and tradenames	1,500	27,681	1,500	27,681
Transactions related costs and other	(11,800)	5,129	(1,580)	4,907
Total EBITDA adjustments	(11,672)	112,776	(37,027)	145,522
Adjusted EBITDA	$60,015	$(336,375)	$14,698	$(364,930)

Operating EBITDA Adjustments:
Trading (gains) losses, net	(27,680)	31,321	(11,509)	48,988
Fair value adjustments on loans	(800)	175,582	7,296	187,783
Realized and unrealized (gains) losses on investments	(10,216)	155,241	4,284	190,165
Fixed income spread	3,161	5,875	6,584	11,927
Trading gains and realized and unrealized gains on investments attributable to variable rate transactions	13,705	—	13,705	—
Other investment related expenses	351	(487)	1,067	(251)
Total Operating EBITDA Adjustments	(21,479)	367,532	21,427	438,612
Operating Adjusted EBITDA	$38,536	$31,157	$36,125	$73,682

www.brileyfin.com | NASDAQ: RILY	6

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

Operating Revenues Reconciliation

(Unaudited)

(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Total revenues	$225,302	$94,885	$411,365	$392,475
Operating revenues adjustments:
Trading (gains) losses, net	(27,680)	31,321	(11,509)	48,988
Fair value adjustments on loans	(800)	175,582	7,296	187,783
Fixed income spread	3,161	5,875	6,584	11,927
Trading gains attributable to variable rate transactions	8,322	—	8,322	—
Total revenues adjustments	(16,997)	212,778	10,693	248,698
Operating revenues	$208,305	$307,663	$422,058	$641,173

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

Total Investments and Net Debt

(Unaudited)

(Dollars in thousands)

	June 30,	December 31,
	2025	2024

Cash, cash equivalents, and restricted cash	$268,643	$247,327
Due from clearing brokers	45,380	30,713

Securities and other investments owned	242,352	282,325
Securities sold not yet purchased	(12,347)	(5,675)
Loans receivable, at fair value	48,980	90,103
Loan participations sold	(10,475)	(6,000)
Other investments reported in prepaid and other assets	86,119	100,080
Noncontrolling interest	(33,070)	(28,217)
Total investments	321,559	432,616

Notes payable	-	28,021
Revolving credit facility	12,075	16,329
Term loans, net	124,584	199,429
Senior notes payable, net	1,323,727	1,530,561
Total debt	1,460,386	1,774,340

Net debt	$824,804	$1,063,684

Contacts

Investors

ir@brileyfin.com

Media

press@brileyfin.com

www.brileyfin.com | NASDAQ: RILY	7